Long-Term Investment	12 Months Ended
Dec. 31, 2025
Long-Term Investment [Abstract]
Long-term investment
8.	Long-term investment

On December 15, 2023, the Group entered into a strategic investment agreement with Kangguozhen International Holdings Limited (“Kangguozhen”). As of December 31, 2024, the Group had paid $9,075,000 to Kangguozhen. The investment was accounted for under the measurement alternative in accordance with ASC 321 as the Group had no significant influence over the investee and the equity securities had no readily determinable fair value. The carrying value of the investment was $9,075,000 as of December 31, 2024, and no impairment was recognized.

At each reporting date, the Group reassesses whether the equity instruments continue to qualify for measurement under this alternative. This reassessment includes evaluating whether any observable transactions for the same or similar equity instruments have occurred, and whether any events or changes in circumstances indicate that the fair value of the investment may be less than its carrying amount.

As of December 31, 2024 and 2025, management performed the following procedures: reviewed publicly available information regarding the investee’s equity structure and recent capital raising activities to identify any observable transactions; reviewed the investee’s audited financial statements to assess its financial condition and operating results; and evaluated the investee’s business prospects and industry developments. Based on these assessments, (i) no observable transactions for the same or similar equity instruments of Kangguozhen were identified during 2024 or 2025, and (ii) no events or changes in circumstances were identified that would indicate the fair value is less than the carrying value. Accordingly, the carrying value of the investment remained at $9,075,000 as of both dates.

The impairment losses of long-term investment were $nil and $nil as of December 31, 2024 and 2025, respectively.